Exhibit 10.8

CONFIDENTIAL

August 25, 2016

Nordea Bank Finland plc, New York Branch, as Co-ordinator
1211 Avenue of the Americas, 23rd Floor
New York, New York 10036

The Mandated Lead Arrangers party to the Commitment Letter (as defined below)

Re:      Second Extension of Waiver Termination Event

Ladies and Gentleman:

Reference is made to (x) that certain Commitment Letter, dated as of June 30, 2016, (as the same may be amended, restated, supplemented and/or otherwise modified from time to time, the “Commitment Letter”) among Genco Shipping & Trading Limited (the “Borrower”), Nordea Bank Finland plc, New York Branch (“Nordea”), Skandinaviska Enskilda Banken AB (publ) (“SEB”), DVB Bank SE (“DVB”), ABN AMRO Capital USA LLC (“ABN”), Crédit Agricole Corporate and Investment Bank (“CA-CIB”), Deutsche Bank AG Filiale Deutschlandgeschäft (“DB”), Crédit Industriel et Commercial (“CIC”) and BNP Paribas (“BNPP” and together with Nordea, SEB, DVB, ABN, CA-CIB, DB and CIC, the “Mandated Lead Arrangers”) and (y) that certain Extension of Waiver Termination Event, dated August 10, 2016 (the “First Extension of Waiver Termination Event”), among the Borrower and the Mandated Lead Arrangers.  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Commitment Letter.

We hereby request that the Mandated Lead Arrangers and Lenders agree to extend the date of the Waiver Termination Event set forth in Section 8(v) of the Commitment Letter, as extended by the First Extension of Waiver Termination Event, from August 31, 2016 to September 14, 2016.

Please indicate your consent by countersigning this letter agreement no later than 5:00 p.m., New York City time on August 29, 2016.

Notwithstanding anything contained herein, all other terms and conditions set forth in the Commitment Letter, the Term Sheet and any Fee Letter shall remain in full force and effect and all rights and obligations of the parties thereto remain in full force and effect.

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Very truly yours,

GENCO SHIPPING & TRADING LIMITED

By:	/s/ Apostolos Zafolias
Name:	Apostolos Zafolias
Title:	Chief Financial Officer

[Signature Page to Second Extension of Waiver Termination Event]

Agreed to and Accepted this

29th day of August 2016:

NORDEA BANK FINLAND PLC, NEW YORK BRANCH

By:	/s/ Erik Havnvik
Name:	Erik Havnvik
Title:	First Vice President

By:	/s/ G. Stael von Holstein
Name:	Gustaf Stael von Holstein
Title:	Head of Risk Management

[Signature Page to Second Extension of Waiver Termination Event]

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Ame Juell-Skielse
Name:	Ame Juell-Skielse
Title:

By:	/s/ Magnus Arve
Name:	Magnus Arve
Title:

[Signature Page to Second Extension of Waiver Termination Event]

DVB BANK SE

By:	/s/ Christian Cruden
Name: Christian Cruden
Title: Vice President

By:	/s/ Andrea Strullato
Name: Andrea Strullato
Title: Vice President

[Signature Page to Second Extension of Waiver Termination Event]

ABN AMRO CAPITAL USA LLC

By:	/s/ Rajbir Talwar
Name: Rajbir Talwar
Title: Director

By:	/s/ Urvashi Zutshi
Name: Urvashi Zutshi
Title: Managing Director

[Signature Page to Second Extension of Waiver Termination Event]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Jerome Duval
Name: Jerome Duval
Title: Managing Director

By:	/s/ Eden Rahman
Name: Eden Rahman
Title: Vice President

[Signature Page to Second Extension of Waiver Termination Event]

DEUTSCHE BANK AG FILIALE DEUTSCHLANDGESCHÄFT

By:	/s/ Kerstin Seefeld
Name: Kerstin Seefeld
Title: Director

By:	/s/ Bastian Duhmert
Name: Bastian Duhmert
Title: Director

[Signature Page to Second Extension of Waiver Termination Event]

CRÉDIT INDUSTRIEL ET COMMERCIAL

By:	/s/ Andrew McKuin
Name: Andrew McKuin
Title: Managing Director

By:	/s/ Adrienne Molloy
Name: Adrienne Molloy
Title: Managing Director

[Signature Page to Second Extension of Waiver Termination Event]

BNP PARIBAS

By:	/s/ Eric Dulcire
Name: Eric Dulcire
Title: Director Shipping

By:	/s/ Pierre Frackon
Name: Pierre Frackon
Title: Director Shipping

[Signature Page to Second Extension of Waiver Termination Event]